Exhibit 10.5

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (including all exhibits hereto and as may be amended, supplemented or amended and restated from time to time in accordance with the terms hereof, this “Agreement”) is made and entered into as of October 12, 2016, by and among Goodrich Petroleum Corporation, a corporation incorporated under the laws of Delaware (the “Company”), and the other parties signatory hereto and any additional parties identified on the signature pages of any joinder agreement executed and delivered pursuant hereto (each a “Holder” and collectively, the “Holders”).

WHEREAS, the Company and certain affiliated debtors (collectively, the “Debtors”) filed a Plan of Reorganization pursuant to Chapter 11 of the United States Bankruptcy Code, on August 12, 2016 which, as amended, was confirmed by the United States Bankruptcy Court for the Southern District of Texas Houston Division on September 28, 2016 (including all exhibits, schedules and supplements thereto and as amended from time to time, the “Plan”);

WHEREAS, in connection with the Company’s emergence from bankruptcy pursuant to the Plan, the Initial Holders agreed to purchase certain notes from the Company and in connection therewith will receive the Warrants (as defined below); and

WHEREAS, the Company and the Initial Holders have agreed to enter into this Agreement pursuant to which the Company shall grant the Initial Holders registration rights with respect to the Registrable Securities in furtherance of the foregoing.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Holders agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Plan have the meanings given such terms in the Plan. As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 15(c).

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person. The term “control” (including the terms “controlled by” and “under common control with”) as used in this definition means the possession, directly or indirectly (including through one or more intermediaries), of the power or authority to direct or cause the direction of management, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the Preamble.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act, as such definition may be amended from time to time.

“beneficially own” (and related terms such as “beneficial ownership” and “beneficial owner”) shall have the meaning given to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, and any Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule.

“Board” means the Board of Directors of the Company.

“Business Day” means any day, other than a Saturday or Sunday or a day on which commercial banks in New York City are required by law to be closed.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the shares of the Company’s common stock , par value $0.01 per share, and any securities into which such shares of common stock may hereinafter be reclassified.

“Company” has the meaning set forth in the Preamble.

“Counsel to the Holders” means (i) with respect to any Demand Registration, the counsel selected by the Holders of a majority of the Registrable Securities initially requesting such Demand Registration and (ii) with respect to any Underwritten Takedown or Piggyback Registration, the counsel selected by the Majority Holders.

“Demand Registration Request” has the meaning set forth in Section 4(a).

“Effective Date” means the date that a Registration Statement filed pursuant to this Agreement is first declared effective by the Commission.

“Equity Holders” means, collectively, each Person that is a “Holder” (as defined in the Equity Registration Rights Agreement) as of the relevant determination date.

“Equity Registration Rights Agreement” means that certain registration rights agreement (including all exhibits thereto and as may be amended, supplemented or amended and restated from time to time in accordance with the terms thereof) made and entered into as of the date hereof, by and among the Company and certain stockholders of the Company who were issued shares of the Company’s Common Stock in the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Form S-1” means form S-1 under the Securities Act, or any other form hereafter adopted by the Commission for the general registration of securities under the Securities Act.

“Form S-3” means form S-3 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-3.

“Form S-4” means form S-4 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-4.

“Form S-8” means form S-8 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-8.

“FINRA” has the meaning set forth in Section 9.

“Grace Period” has the meaning set forth in Section 6(a)(B).

“Holder” or “Holders” has the meaning set forth in the Preamble. A Person shall cease to be a Holder hereunder at such time as it ceases to hold any Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 11(c).

“Indemnifying Party” has the meaning set forth in Section 11(c).

“Initial Holders” means the Holders as of the date hereof.

“Initial Shelf Expiration Date” has the meaning set forth in Section 2(d).

“Initial Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Losses” has the meaning set forth in Section 11(a).

“Majority Holders” means, with respect to any Underwritten Offering, the holders of a majority of the Registrable Securities to be included in such Underwritten Offering held by all Holders that have made the request requiring the Company to conduct such Underwritten Offering (but not including any Holders that have exercised “piggyback” rights hereunder to be included in such Underwritten Offering).

“Noteholders” means, collectively, each Person that is a “Holder” (as defined in the Notes Registration Rights Agreement) as of the relevant determination date.

“Notes” means the $40 million of 13.5% Convertible Senior Secured Second Lien Notes of the Company issued pursuant to the indenture, dated the date hereof, among the Company, the guarantors named therein, and Wilmington Trust, National Association, as trustee.

“Notes Registration Rights Agreement” means that certain registration rights agreement (including all exhibits thereto and as may be amended, supplemented or amended and restated from time to time in accordance with the terms thereof) made and entered into as of the date hereof, by and among the Company and the persons to whom the Notes are issued on the date hereof.

“Other Holder” has the meaning set forth in Section 7(b).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Notice” has the meaning set forth in Section 7(a).

“Piggyback Offering” has the meaning set forth in Section 7(a).

“Plan” has the meaning set forth in the Preamble.

“Plan Effective Date” shall mean the date on which the Plan becomes effective.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, collectively, (a) all Warrants issued to any Holder or to any Affiliate or Related Fund of any Holder, either directly or pursuant to a joinder or assignment (including in each case any Warrants Shares issued or issuable upon the exercise of such Warrants), and any additional Warrants (including any Warrants Shares issued or issuable upon the exercise of such Warrants) acquired by any Holder, Affiliate or Related Fund of any Holder in open market or other purchases after the Plan Effective Date and (b) any additional Warrants, Warrant Shares or shares of Common Stock paid, issued or distributed in respect of any such Warrants or Warrant Shares by way of a stock dividend, stock split or distribution, or in connection with a combination of shares, and any security into which such Warrants or Warrant Shares shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, exchange, distribution or otherwise; provided, however, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (i) the date on which such securities are disposed of pursuant to an effective Registration Statement; (ii) the date on which such securities are disposed of pursuant to Rule 144 (or any similar provision then in effect) promulgated under the Securities Act; and (iii) the date on which such Registrable Securities cease to be outstanding. For the avoidance of doubt, any provision herein requiring the calculation of the number of Registrable Securities shall be deemed to refer to the number of Warrant Shares constituting Registrable Securities, including Warrant Shares issued or issuable upon exercise of Warrants constituting Registrable Securities, without regard to any limitation on the exercise of the Warrants.

“Registration Statement” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation any Shelf Registration Statement), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Related Fund” means, with respect to any Person, any fund, account or investment vehicle that is controlled or managed by such Person, by any Affiliate of such Person, or, if applicable, such Person’s investment manager.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire reasonably adopted by the Company from time to time.

“Shelf Registration Statement” means a Registration Statement filed with the Commission in accordance with the Securities Act for the offer and sale of Registrable Securities by Holders on a continuous or delayed basis pursuant to Rule 415.

“Smaller Reporting Company” means a “smaller reporting company” as defined in Item 10(f) of Regulation S-K, as such definition may be amended from time to time.

“Transfer” has the meaning set forth in Section 13.

“Underwritten Offering” means an offering of Registrable Securities under a Registration Statement in which the Registrable Securities are sold to an underwriter for reoffering to the public.

“Underwritten Takedown” has the meaning set forth in Section 2(f).

“Warrants” means the warrants, exercisable for shares of Common Stock, issued by the Company pursuant to the Warrant Agreement, dated as of the date hereof, between the Company and American Stock Transfer & Trust Company, LLC.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

2. Initial Shelf Registration.

(a) The Company shall prepare a Shelf Registration Statement (the “Initial Shelf Registration Statement”), and shall include in the Initial Shelf Registration Statement the Registrable Securities of each Holder who shall request inclusion therein of some or all of their Registrable Securities by checking the appropriate box on the signature page of such Holder hereto or by written notice to the Company no later than 45 days after the Plan Effective Date. The Company shall file the Initial Shelf Registration Statement with the Commission on or prior to the 120th day following the Plan Effective Date; provided, however, that the Company shall not be required to include in the Initial Shelf Registration Statement the Registrable Securities of any Holder unless such Holder otherwise timely complies with the requirements of this Agreement with respect to the inclusion of such Registrable Securities in the Initial Shelf Registration Statement.

(b) The Company shall include in the Initial Shelf Registration Statement all Registrable Securities whose inclusion has been timely requested as aforesaid; provided, however, that the Company shall not be required to include an amount of Registrable Securities in excess of the amount as may be permitted to be included in such Registration Statement under the rules and regulations of the Commission and the applicable interpretations thereof by the staff of the Commission.

(c) The Initial Shelf Registration Statement shall be on Form S-1; provided, however, that, if the Company becomes eligible to register the Registrable Securities for resale by the Holders on Form S-3 (including without limitation a Form S-3 filed as an Automatic Shelf Registration Statement), the Company shall be entitled to amend the Initial Shelf Registration Statement to a Shelf Registration Statement on Form S-3 or file a Shelf Registration Statement on Form S-3 in substitution of the Initial Shelf Registration Statement as initially filed.

(d) The Company shall use its reasonable efforts to cause the Initial Shelf Registration Statement to be declared effective by the Commission as promptly as practicable, and in any event not later than the 365th day following the Plan Effective Date, and shall use its reasonable efforts to keep such Shelf Registration Statement continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Commission, until the earlier of (i) the date the Company (A) is eligible to register the Registrable Securities for resale by Holders on Form S-3 or is a Smaller Reporting Company eligible to incorporate by reference pursuant to Item 12(b) of Form S-1 and (B) has filed such Registration Statement with the Commission and such Registration Statement has been declared effective and (ii) the date that all Registrable Securities covered by the Initial Shelf Registration Statement shall cease to be Registrable Securities (such earlier date, the “Initial Shelf Expiration Date”). In the event of any stop order, injunction or other similar order or requirement of the Commission relating to the Initial Shelf Registration Statement, if any Registrable Securities covered by the Initial Shelf Registration Statement remain unsold, the period during which the Initial Shelf Registration Statement shall be required to remain effective will be extended by the number of days during which such stop order, injunction or similar order or requirement is in effect.

(e) If the Initial Shelf Registration Statement is on Form S-1, then for so long as any Registrable Securities covered by the Initial Shelf Registration Statement remain unsold, the Company will file any supplements to the Prospectus or post-effective amendments required to be filed by applicable law in order to incorporate into such Prospectus any Current Reports on Form 8-K necessary or required to be filed by applicable law, any Quarterly Reports on Form 10-Q or any Annual Reports on Form 10-K filed by the Company with the Commission, or any other information necessary so that (i) the Initial Shelf Registration Statement shall not include any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein not misleading, and (ii) the Company complies with its obligations under Item 512(a)(1) of Regulation S-K; provided, however, that these obligations remain subject to the Company’s rights under Section 6.

(f) Upon the demand of one or more Holders, the Company shall facilitate a “takedown” of Registrable Securities in the form of an Underwritten Offering (each, an “Underwritten Takedown”), in the manner and subject to the conditions described in Section 5 of this Agreement, provided that either (i) the number of Registrable Securities to be included in such “takedown” shall equal at least twenty percent (20%) of the outstanding Registrable Securities held by all Holders or (ii) the Registrable Securities requested to be sold by the Holders in such “takedown” shall have an anticipated aggregate offering price (before deducting underwriting discounts and commission) of at least $15 million.

3. Subsequent Shelf Registration Statements

(a) After (i) the Effective Date of the Initial Shelf Registration Statement and prior to the Initial Shelf Expiration Date and (ii) for so long as any Registerable Securities remain outstanding, the Company shall use its reasonable efforts to (A) ensure that it will be eligible to register the Registrable Securities on Form S-3 after the Initial Shelf Expiration Date, and (B) meet the requirements of General Instruction VII of Form S-1 after the Initial Shelf Expiration Date.

(b) After the Initial Shelf Expiration Date and for so long as any Registerable Securities remain outstanding, the Company shall use its reasonable efforts to (A) be eligible and/or to maintain its eligibility to register the Registrable Securities on Form S-3, and (B) meet the requirements of General Instruction VII of Form S-1.

(c) After the Initial Shelf Expiration Date, if there is not an effective Registration Statement which includes the Registrable Securities that is currently outstanding, the Company shall (i) if the Company is eligible to register the Registrable Securities on Form S-3, promptly file a Shelf Registration Statement on Form S-3 and use its reasonable efforts to cause such Registration Statement to be declared effective, (ii) if the Company is a Smaller Reporting Company eligible to incorporate by reference pursuant to Item 12(b) of Form S-1, promptly file a Shelf Registration Statement on Form S-1 and use its reasonable efforts to cause such Registration Statement to be declared effective or (iii) promptly file a Shelf Registration Statement on Form S-1 and use its reasonable efforts to cause such Registration Statement to be declared effective and for so long as any Registrable Securities covered by such Shelf Registration on Form S-1 remain unsold, the Company will file any supplements to the Prospectus or post-effective amendments required to be filed by applicable law in order to incorporate into such Prospectus any Current Reports on Form 8-K necessary or required to be filed by applicable law, any Quarterly Reports on Form 10-Q or any Annual Reports on Form 10-K filed by the Company with the Commission, or any other information necessary so that (x) such Shelf Registration shall not include any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein not misleading, and (y) the Company complies with its obligations under Item 512(a)(1) of Regulation S-K; provided, however, that these obligations remain subject to the Company’s rights under Section 6.

4. Demand Registration

(a) At any time and from time to time on or following the Plan Effective Date, any Holder or group of Holders may request in writing (“Demand Registration Request”) that the Company effect the registration of all or part of such Holder’s or Holders’ Registrable Securities with the Commission under and in accordance with the provisions of the Securities Act. The Company will file a Registration Statement covering such Holder’s or Holders’ Registrable Securities requested to be registered, and shall use its reasonable efforts to cause such Registration Statement to be declared effective, as promptly as practicable after receipt of such request; provided, however, that the Company will not be required to file a Registration Statement pursuant to this Section 4(a):

(A) unless either (i) the number of Registrable Securities requested to be registered on such Registration Statement equals at least twenty percent (20%) of the outstanding Registrable Securities held by all Holders or (ii) the Registrable Securities requested to be sold by the Holders pursuant to such Registration Statement have an anticipated aggregate gross offering price (before deducting underwriting discounts and commission) of at least $10 million;

(B) if the Registrable Securities requested to be registered are already covered by an existing and effective Registration Statement and such Registration Statement may be utilized for the offer and sale of the Registrable Securities requested to be registered;

(C) if a registration statement filed by the Company shall have previously been initially declared effective by the Commission within the one hundred eighty (180) days preceding the date such Demand Registration Request is made; and

(D) if the number of Demand Registration Requests previously made pursuant to this Section 4(a) shall equal or exceed five (5); provided, however that a Demand Registration Request shall not be considered made for purposes of this clause (D) unless the requested Registration Statement has been declared effective by the Commission for more than 75% of the full amount of Registrable Securities for which registration has been requested.

(b) A Demand Registration Request shall specify (i) the then-current name and address of such Holder or Holders, (ii) the aggregate number of Registrable Securities requested to be registered, (iii) the total number of Registrable Securities then beneficially owned by such Holder or Holders, and (iv) the intended means of distribution. If at the time the Demand Registration Request is made the Company appears, based on public information available to such Holder or Holders, eligible to use Form S-3 for the offer and sale of the Registrable Securities, the Holder or Holders making such request may request that the registration be in the form of a Shelf Registration Statement (for the avoidance of doubt, the Company shall not be under the obligation to file a Shelf Registration on Form S-3 if, upon the advice of its counsel, it is not eligible to make such a filing).

(c) The Company may satisfy its obligations under Section 4(a) hereof by amending (to the extent permitted by applicable law) any registration statement previously filed by the Company under the Securities Act, so that such amended registration statement will permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Securities for which a Demand Registration Request has been properly made under Section 4(b) hereof. If the Company so amends a previously filed registration statement, it will be deemed to have effected a registration for purposes of Section 4(a) hereof; provided, however that the Effective Date of the amended registration statement, as amended pursuant to this Section 4(c) shall be the “the first day of effectiveness” of such Registration Statement for purposes of determining the period during which the Registration Statement is required to be maintained effective in accordance with Section 4(e) hereof.

(d) Within ten (10) days after receiving a Demand Registration Request, the Company shall give written notice of such request to all other Holders of Registrable Securities and shall, subject to the provisions of Section 5(c) in the case of an Underwritten Offering, include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the Company’s giving of such notice, provided that such Registrable Securities are not already covered by an existing and effective Registration Statement that may be utilized for the offer and sale of the Registrable Securities requested to be registered in the manner so requested.

(e) The Company will use its reasonable efforts to keep a Registration Statement that has become effective as contemplated by this Section 4 continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Commission:

(A) in the case of a Registration Statement other than a Shelf Registration Statement, until all Registrable Securities registered thereunder have been sold pursuant to such Registration Statement, but in no event later than two hundred seventy (270) days from the Effective Date of such Registration Statement; and

(B) in the case of a Shelf Registration Statement, until the earlier of: (x) three (3) years following the Effective Date of such Shelf Registration Statement; and (y) the date that all Registrable Securities covered by such Shelf Registration Statement shall cease to be Registrable Securities;

provided, however, that in the event of any stop order, injunction or other similar order or requirement of the Commission relating to any Shelf Registration Statement, if any Registrable Securities covered by such Shelf Registration Statement remain unsold, the period during which such Shelf Registration Statement shall be required to remain effective will be extended by the number of days during which such stop order, injunction or similar order or requirement is in effect; provided further, however, that if any Shelf Registration Statement was initially declared effective on Form S-3 and, prior to the date determined pursuant to Section 4(e)(B), the Company becomes ineligible to use Form S-3, the period during which such Shelf Registration Statement shall be required to remain effective will be extended by the number of days during which the Company did not have an effective Registration Statement covering unsold Registrable Securities initially registered on such Shelf Registration Statement.

(f) The Holder or Holders making a Demand Registration Request may, at any time prior to the Effective Date of the Registration Statement relating to such registration, revoke their request for the Company to effect the registration of all or part of such Holder’s or Holders’ Registrable Securities by providing a written notice to the Company. If, pursuant to the preceding sentence, the entire Demand Registration Request is revoked, then, at the option of the Holder or Holders who revoke such request, either (i) such Holder or Holders shall reimburse the Company for all of its reasonable and documented out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement, which out-of-pocket expenses, for the avoidance of doubt, shall not include overhead expenses and which requested registration shall not count as one of the permitted Demand Registration Requests hereunder or (ii) the requested registration that has been revoked will be deemed to have been effected for purposes of Section 4(a).

(g) If a Registration Statement filed pursuant to this Section 4 is a Shelf Registration Statement, then upon the demand of one or more Holders, the Company shall facilitate a “takedown” of Registrable Securities in the form of an Underwritten Offering, in the manner and subject to the conditions described in Section 5 of this Agreement, provided that either (i) the number of Registrable Securities to be included in such “takedown” shall equal at least twenty percent (20%) of the outstanding Registrable Securities held by all Holders or (ii) the Registrable Securities requested to be sold by the Holders in such “takedown” shall have an anticipated aggregate offering price (before deducting underwriting discounts and commission) of at least $15 million.

5. Procedures for Underwritten Offerings. The following procedures shall govern Underwritten Offerings pursuant to Section 2(f) or Section 4(g), whether in the case of an Underwritten Takedown or otherwise.

(a) (i) The Majority Holders shall select one or more investment banking firm(s) of national standing to be the managing underwriter or underwriters for any Underwritten Offering pursuant to a Demand Registration Request or an Underwritten Takedown with the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed and (ii) the Company shall select one or more investment banking firms of national standing to be the managing underwriter or underwriters for any other Underwritten Offering with the consent of the Majority Holders, which consent shall not be unreasonably withheld, conditioned or delayed.

(b) All Holders proposing to distribute their securities through an Underwritten Offering, as a condition for inclusion of their Registrable Securities therein, shall agree to enter into an underwriting agreement with the underwriters; provided, however that the underwriting agreement is in customary form and reasonably acceptable to the Majority Holders and provided, further, however that no Holder of Registrable Securities included in any Underwritten Offering shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (i) such Holder’s ownership of its Registrable Securities to be sold or transferred, (ii) such Holder’s power and authority to effect such transfer and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested).

(c) If the managing underwriter or underwriters for an Underwritten Offering pursuant to a Demand Registration or an Underwritten Takedown advises the Holders that the total amount of Registrable Securities or other shares of Common Stock permitted to be registered is such as to materially adversely affect the success of such Underwritten Offering, the number of Registrable Securities or other shares of Common Stock to be registered on such Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the securities of the Company to be included by any Person other than a Holder, an Equity Holder, a Noteholder or the Company; second, the Company shall reduce or eliminate any securities of the Company to be included by the Company; third, the Company shall reduce or eliminate any securities of the Company, other than Registrable Securities, to be included by any Equity Holder and/or Noteholder entitled to participate therein on a pro rata basis based on the total amount of such securities requested by the Equity Holders and/or Noteholders to be included in the Underwritten Offering; and fourth, the Company shall reduce the number of Registrable Securities to be included by Holders on a pro rata basis based on the total number of Registrable Securities requested by the Holders to be included in the Underwritten Offering.

(d) Within ten (10) days after receiving a request for an Underwritten Offering constituting a “takedown” from a Shelf Registration Statement, the Company shall give written notice of such request to all other Holders, and subject to the provisions of Section 5(c) hereof, include in such Underwritten Offering all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the Company’s giving of such notice; provided, however that such Registrable Securities are covered by an existing and effective Shelf Registration Statement that may be utilized for the offering and sale of the Registrable Securities requested to be registered.

(e) The Company will not be required to undertake an Underwritten Offering pursuant to Section 2(f) or Section 4(g) if the number of Underwritten Offerings previously made pursuant to Section 2(f) or Section 4(g) in the immediately preceding twelve (12)-month period shall exceed three (3); provided that an Underwritten Offering shall not be considered made for purposes of this clause (e) unless the offering has resulted in the disposition by the Holders of at least 75% of the amount of Registrable Securities requested to be included.

6. Grace Periods.

(a) Notwithstanding anything to the contrary herein—

(A) the Company shall be entitled to postpone the filing or effectiveness of, or, at any time after a Registration Statement has been declared effective by the Commission suspend the use of, a Registration Statement (including the Prospectus included therein) if in the good faith judgment of the Board, such registration, offering or use would reasonably be expected to materially affect in an adverse manner or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public and the premature disclosure of which would materially affect the Company in an adverse manner; provided however, that in the event such Registration Statement relates to a Demand Registration Request or an Underwritten Offering pursuant to Section 2(f) or Section 4(g), then the Holders initiating such Demand Registration Request or such Underwritten Offering shall be entitled to withdraw the Demand Registration Request or request for the Underwritten Offering and, if such request is withdrawn, it shall not count against the limits imposed pursuant to Section 4(a)(D) or Section 5(e) and the Company shall pay all registration expenses in connection with such registration; and

(B) at any time after a Registration Statement has been declared effective by the Commission and there is no duty to disclose under applicable law, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time would, in the good faith judgment of the Board, adversely affect the Company (the period of a postponement or suspension as described in clause (A) and/or a delay described in this clause (B), a “Grace Period”).

(b) The Company shall promptly (i) notify the Holders in writing of the existence of the event or material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to any Holder, without the express consent of such Holder) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use its reasonable efforts to terminate a Grace Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends.

(c) The duration of any one Grace Period shall not exceed sixty (60) days, and the aggregate of all Grace Periods in total during any three hundred sixty-five (365) day period shall not exceed ninety (90) days. For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) of Section 6(b) and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) of Section 6(b) and the date referred to in such notice. In the event the Company declares a Grace Period, the period during which the Company is required to maintain the effectiveness of an Initial Shelf Registration Statement or a Registration Statement filed pursuant to a Demand Registration Request shall be extended by the number of days during which such Grace Period is in effect.

7. Piggyback Registration

(a) If at any time, and from time to time, the Company proposes to—

(A) file a registration statement under the Securities Act with respect to an underwritten offering of Common Stock of the Company or any securities convertible or exercisable into Common Stock of the Company (other than with respect to a registration statement (i) on Form S-8 or any successor form thereto, (ii) on Form S-4 or any successor form thereto or (iii) another form not available for registering the Registrable Securities for sale to the public), whether or not for its own account; or

(B) conduct an underwritten offering constituting a “takedown” of a class of Common Stock or any securities convertible or exercisable into Common Stock registered under a shelf registration statement previously filed by the Company;

the Company shall give written notice (the “Piggyback Notice”) of such proposed filing or underwritten offering to the Holders at least twenty (20) Business Days before the anticipated filing date. Such notice shall include the number and class of securities proposed to be registered or offered, the proposed date of filing of such registration statement or the conduct of such underwritten offering, any proposed means of distribution of such securities, any proposed managing underwriter of such securities and a good faith estimate by the Company of the proposed maximum offering price of such securities as such price is proposed to appear on the front cover page of such registration statement (or, in the case of an Underwritten Offering, would appear on the front cover page of a registration statement), and shall offer the Holders the opportunity to register such amount of Registrable Securities as each Holder may request on the same terms and conditions as the registration of the Company’s and/or the holders of other securities of the Company securities, as the case may be (a “Piggyback Offering”). Subject to Section 7(b), the Company will include in each Piggyback Offering all Registrable Securities for which the Company has received written requests for inclusion within ten (10) Business Days after the date the Piggyback Notice is given; provided, however, that in the case of the filing of a registration statement, such Registrable Securities are not otherwise registered pursuant to an existing and effective Shelf Registration Statement under this Agreement; provided further, however that, in the case of an underwritten offering in the form of a “takedown” under a shelf registration statement, such Registrable Securities are covered by an existing and effective Shelf Registration Statement that may be utilized for the offering and sale of the Registrable Securities requested to be offered.

(b) The Company will cause the managing underwriter or underwriters of the proposed offering to permit the Holders that have requested Registrable Securities to be included in the Piggyback Offering to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering advises the Company and the selling Holders in writing that, in its view, the total amount of securities that the Company, such Holders and any other holders entitled to participate in such offering (“Other Holders”) propose to include in such offering is such as to materially adversely affect the success of such underwritten offering, then:

(A) if such Piggyback Offering is an underwritten primary offering by the Company for its own account, the Company will include in such Piggyback Offering: (i) first, all securities to be offered by the Company; (ii) second, up to the full amount of securities requested to be included in such Piggyback Offering by the Holders and the Equity Holders and the Noteholders entitled to participate in such offering, allocated pro rata among such holders on the basis of the amount of securities requested to be included therein by each such holder; and (iii) third, up to the full amount of securities requested to be included in such Piggyback Offering by all other Other Holders;

(B) if such Piggyback Offering is an underwritten secondary offering for the account of Other Holders exercising “demand” rights (including pursuant to a Demand Registration Request), the Company will include in such registration: (i) first, all securities of the Other Holders exercising “demand” rights (including pursuant to a Demand Registration Request) requested to be included therein; (ii) second, up to the full amount of securities requested to be included in such Piggyback Offering by the Holders and the Equity Holders and the Noteholders entitled to participate in such offering (except for any of the foregoing groups to the extent such group was the group exercising such “demand” right), allocated pro rata among such holders on the basis of the amount of securities requested to be included therein by each such holder; (iii) third, up to the full amount of securities proposed to be included in the registration by the Company; and (iv) fourth, up to the full amount of securities requested to be included in such Piggyback Offering by any other Other Holders entitled to participate therein, allocated pro rata among such other Other Holders on the basis of the amount of securities requested to be included therein by each such other Other Holder;

such that, in each case, the total amount of securities to be included in such Piggyback Offering is the full amount that, in the view of such managing underwriter, can be sold without materially adversely affecting the success of such Piggyback Offering.

(c) If at any time after giving the Piggyback Notice and prior to the time sales of securities are confirmed pursuant to the Piggyback Offering, the Company determines for any reason not to register or delay the registration of the Piggyback Offering, the Company may, at its election, give notice of its determination to all Holders, and in the case of such a determination, will be relieved of its obligation to register any Registrable Securities in connection with the abandoned or delayed Piggyback Offering, without prejudice.

(d) Any Holder of Registrable Securities requesting to be included in a Piggyback Offering may withdraw its request for inclusion by giving written notice to the Company, at least three (3) Business Days prior to the anticipated Effective Date of the Registration Statement filed in connection with such Piggyback Offering, or in the case of a Piggyback Offering constituting a “takedown” off of a shelf registration statement, at least three (3) Business Days prior to the anticipated date of the filing by the Company under Rule 424 of a supplemental prospectus (which shall be the preliminary supplemental prospectus, if one is used in the “takedown”) with respect to such offering, of its intention to withdraw from that registration; provided, however, that (i) the Holder’s request be made in writing and (ii) the withdrawal will be irrevocable and, after making the withdrawal, a Holder will no longer have any right to include its Registrable Securities in that Piggyback Offering.

8. Registration Procedures. If and when the Company is required to effect any registration under the Securities Act as provided in Sections 2(a), 4(a), 5 or 7 of this Agreement, the Company shall use its reasonable efforts to:

(a) prepare and file with the Commission the requisite Registration Statement to effect such registration and thereafter use its reasonable efforts to cause such Registration Statement to become and remain effective, subject to the limitations contained herein;

(b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the method of disposition set forth in such Registration Statement, subject to the limitations contained herein;

(c) (i) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, at the Company’s expense, furnish to the Holders whose securities are covered by the Registration Statement copies of all such documents, other than documents that are incorporated by reference into such Registration Statement or Prospectus, proposed to be filed and such other documents reasonably requested by such Holders (which may be furnished by email), and afford Counsel to the Holders a reasonable opportunity to review and comment on such documents; and (ii) in connection with the preparation and filing of each such Registration Statement pursuant to this Agreement, (A) upon reasonable advance notice to the Company, give each of the foregoing such reasonable access to all financial and other records, corporate documents and properties of the Company as shall be necessary, in the reasonable opinion of Counsel to the Holders and such underwriters, to conduct a reasonable due diligence investigation for purposes of the Securities Act and Exchange Act, and (B) upon reasonable advance notice to the Company and during normal business hours, provide such reasonable opportunities to discuss the business of the Company with its officers, directors, employees and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of Counsel to the Holders and such underwriters, to conduct a reasonable due diligence investigation for purposes of the Securities Act and the Exchange Act;

(d) notify each selling Holder of Registrable Securities, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(e) with respect to any offering of Registrable Securities, furnish to each selling Holder of Registrable Securities, and the managing underwriters for such Underwritten Offering, if any, without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any “issuer free writing prospectus” as such term is defined under Rule 433 promulgated under the Securities Act), all exhibits and other documents filed therewith and such other documents as such seller or such managing underwriters may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental authority relating to such offer;

(f) (i) register or qualify all Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the Holders covered by such Registration Statement shall reasonably request in writing, (ii) keep such registration or qualification in effect for so long as such Registration Statement remains in effect and (iii) take any other action that may be necessary or reasonably advisable to enable such Holders to consummate the disposition in such jurisdictions of the securities to be sold by such Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (f) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

(g) cause all Registrable Securities included in such Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as necessary upon the opinion of counsel to the Company or Counsel to the Holders of Registrable Securities included in such Registration Statement to enable such Holder or Holders thereof to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof;

(h) with respect to any Underwritten Offering, obtain and, if obtained, furnish to each Holder that is named as an underwriter in such Underwritten Offering and each other underwriter thereof, a signed

(A) opinion of outside counsel for the Company (including a customary 10b-5 statement), dated the date of the closing under the underwriting agreement and addressed to the underwriters, reasonably satisfactory (based on the customary form and substance of opinions of issuers’ counsel customarily given in such an offering) in form and substance to such underwriters, if any, and

(B) “comfort” letter, dated the date of the Underwriting Agreement and another dated the date of the closing under the underwriting agreement and addressed to the underwriters and signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference in such registration statement, reasonably satisfactory (based on the customary form and substance of “cold comfort” letters of issuers’ independent public accountant customarily given in such an offering) in form and substance to such Holder and such underwriters, if any, in each case, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and, in the case of the accountants’ comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ comfort letters delivered to underwriters in such types of offerings of securities;

(i) notify each Holder of Registrable Securities included in such Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and for which the Company chooses to suspend the use of the Registration Statement and Prospectus in accordance with the terms of this Agreement, at the written request of any such Holder, promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(j) notify the Holders of Registrable Securities included in such Registration Statement promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(k) advise the Holders of Registrable Securities included in such Registration Statement promptly after the Company receives notice or obtains knowledge of any order suspending the effectiveness of a registration statement relating to the Registrable Securities at the earliest practicable moment and promptly use its reasonable efforts to obtain the withdrawal;

(l) otherwise comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering of Registrable Securities, and make available to its stockholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first (1st) full calendar month after the Effective Date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder and which requirement will be deemed satisfied if the Company timely files complete and accurate information on Form 10-Q and 10-K and Current Reports on Form 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(m) provide and cause to be maintained a transfer agent and registrar for the Registrable Securities included in a Registration Statement no later than the Effective Date thereof;

(n) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Holders beneficially owning a majority of the Registrable Securities included in a Registration Statement or the underwriters, if any, shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification; and provide reasonable cooperation, including causing at least one (1) executive officer and a senior financial officer to attend and participate in “road shows” and other information meetings organized by the underwriters, if any, as reasonably requested; provided, however, that nothing in this Agreement shall require the Company to participate in more than two (2) “road shows” in any twelve (12)-month period and such participation shall not unreasonably interfere with the business operations of the Company;

(o) if requested by the managing underwriter(s) or the Holders beneficially owning a majority of the Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to the plan of distribution for such Registrable Securities provided to the Company in writing by the managing underwriters and the Holders of a majority of the Registrable Securities being sold and that is required to be included therein relating to the plan of distribution with respect to such Registrable Securities, including without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering, and make any required filings with respect to such information relating to the plan of distribution as soon as practicable after notified of the information;

(p) cooperate with the Holders of Registrable Securities included in a Registration Statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such amounts and registered in such names as the managing underwriters, or, if none, the Holders beneficially owning a majority of the Registrable Securities being offered for sale, may reasonably request at least three (3) Business Days prior to any sale of Registrable Securities to the underwriters; and

(q) otherwise use its reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

In addition, at least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder, including any update to or confirmation of the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within five (5) Business Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence and, if an Underwritten Offering, entered into an underwriting agreement with the underwriters in accordance with Section 5(b). If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall be permitted to exclude such Holder from being a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 8 will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

9. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts, fees or selling commissions or broker or similar commissions or fees, or transfer taxes of any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any stock exchange on which any Registrable Securities are then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with the Financial Industry Regulatory Authority (“FINRA”) pursuant to the FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) the reasonable fees and expenses incurred in connection with any road show for underwritten offerings, (vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company will pay the reasonable fees and disbursements of the Counsel to the Holders, including, for the avoidance of doubt, any expenses of Counsel to the Holders in connection with the filing or amendment of any Registration Statement, Prospectus or free writing prospectus hereunder. Each Holder that sells Registrable Securities pursuant to an Underwritten Offering shall bear and pay all underwriting discounts, fees and commissions applicable to the Registrable Securities sold for such Holder’s account.

10. Lockups.

(a) In connection with any Underwritten Takedown or underwritten registration pursuant to a Demand Registration Request or other underwritten public offering of equity securities by the Company, except with the written consent of the underwriters managing such offering, no Holder who participates in such offering or beneficially owns five percent (5%) or more of the outstanding shares of Common Stock at such time and a number of Registrable Securities that exceeds three percent (3%) of the outstanding Registrable Securities held by all Holders shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, without prior written consent from the Company, during the seven (7) days prior to and the ninety (90)-day period beginning on the date of closing of such offering (the “Lockup Period”), except as part of such offering, provided, that such Lockup Period restrictions are applicable on substantially similar terms to the Company and all of its and its subsidiaries’ executive officers and directors; provided, that nothing herein shall prevent any Holder from making a distribution of Registrable Securities to any of its partners, members or stockholders thereof or a transfer of Registrable Securities to an Affiliate or Related Fund that is otherwise in compliance with the applicable securities laws, so long as such distributees or transferees, as applicable, agree to be bound by the restrictions set forth in this Section 10(a); provided, further, that nothing herein shall prevent or restrict the ability of any Holder from participating in any such offering, to the extent otherwise permitted, through the exercise of “piggyback” or similar rights that such Holder may otherwise have under the Equity Registration Rights Agreement or Notes Registration Rights Agreement. Each Holder agrees to execute a lock-up agreement in favor of the Company’s underwriters to such effect and, in any event, that the Company’s underwriters in any relevant offering shall be third party beneficiaries of this Section 10(a). The provisions of this Section 10(a) will no longer apply to a Holder once such Holder ceases to hold Registrable Securities.

(b) In connection with any Underwritten Offering, the Company shall not effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, without prior written consent from the Majority Holders, during the Lockup Period, except as part of such offering, provided, that such Lockup Period restrictions are applicable on substantially similar terms to the Majority Holders. The Company agrees to execute a lock-up agreement in favor of the Majority Holders’ underwriters to such effect and, in any event, that the Majority Holders’ underwriters in any relevant offering shall be third party beneficiaries of this Section 10(b). Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to registrations on Form S-4 or Form S-8 or as part of any registration of securities or offering and sale to employees, directors or consultants of the company and its subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement.

11. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, investment managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, investment managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), to which any of them may become subject, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (B) in the case of an occurrence of an event of the type specified in Section 8(i), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 15(c) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 11(c)), shall survive the transfer of the Registrable Securities by the Holders, and shall be in addition to any liability which the Company may otherwise have.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its respective directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 8(i), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 15(c), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 11(c)), shall survive the transfer of the Registrable Securities by the Holders, and shall be in addition to any liability which the Holder may otherwise have.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that in the reasonable judgment of such counsel a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the reasonable and documented fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable and documented fees and expenses of the Indemnified Party (including reasonable and documented fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 11(c)) shall be paid to the Indemnified Party, as incurred, with reasonable promptness after receipt of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 11, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d) Contribution. If a claim for indemnification under Section 11(a) or (b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 11(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

12. Rule 144 and Rule 144A; Other Exemptions. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the Commission that may at any time permit a Holder of Registrable Securities to sell securities of the Company without registration, until such time as when no Registrable Securities remain outstanding, the Company covenants that it will (i) file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder and (ii) make available information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the Commission. Upon the reasonable request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements, and, if not, the specific reasons for non-compliance.

13. Transfer of Registration Rights. Any Holder may freely assign its rights hereunder on a pro rata basis in connection with any sale, transfer, assignment, or other conveyance (any of the foregoing, a “Transfer”) of Registrable Securities to any transferee or assignee; provided that all of the following additional conditions are satisfied: (a) such Transfer is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such Transfer, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned; and further provided, that (i) any rights assigned hereunder shall apply only in respect of the Registrable Securities that are Transferred and not in respect of any other securities that the transferee or assignee may hold and (ii) any Registrable Securities that are Transferred may cease to constitute Registrable Securities following such Transfer in accordance with the terms of this Agreement.

14. Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

15. Miscellaneous.

(a) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to any Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in each Registration Statement

(c) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of a Grace Period or any event of the kind described in Section 8(i), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d) Preservation of Rights. Except as may otherwise be contained in the Equity Registration Rights Agreement or the Notes Registration Rights Agreement (in each case as of, and as in effect on, the date hereof), the Company shall not grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder unless any such more favorable rights are concurrently added to the rights granted hereunder.

(e) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least a majority of the then outstanding Registrable Securities; provided, however, that any party may give a waiver as to itself; provided further, however that no amendment, modification, supplement, or waiver that disproportionately and adversely affects, alters, or changes the interests of any Holder shall be effective against such Holder without the prior written consent of such Holder; and provided further that the waiver of any provision with respect to any Registration Statement or offering may be given by Holders holding at least a majority of the then outstanding Registrable Securities entitled to participate in such offering or, if such offering shall have been commenced, having elected to participate in such offering. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

(g) Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be sent by certified or regular mail, by private national courier service (return receipt requested, postage prepaid), by personal delivery, by electronic mail or by facsimile transmission. Such notice or communication shall be deemed given (i) if mailed, two days after the date of mailing, (ii) if sent by national courier service, one Business Day after being sent, (iii) if delivered personally, when so delivered, (iv) if sent by electronic mail, on the Business Day such electronic mail is transmitted, or (v) if sent by facsimile transmission, on the Business Day such facsimile is transmitted, in each case as follows:

(A) If to the Company:

Goodrich Petroleum Corporation

Attn: Michael J. Killelea, Senior Vice President, General

Counsel and Corporate Secretary

801 Louisiana, Suite 700

Houston, Texas 77002

Tel: (713) 780-9494

Fax: (713) 780-9254

E-mail: Mike.Killelea@goodrichpetroleum.com

with a copy (which shall not constitute notice) to:

Vinson & Elkins LLP

Attn: Harry Perrin

1001 Fannin Street, Suite 2500

Houston, Texas 77002-6760

Tel: (713) 758-2548

Fax: (713) 615-5016

E-mail: hperrin@velaw.com

and

Vinson & Elkins LLP

Attn: David S. Meyer

         Lauren R. Kanzer

666 Fifth Avenue, 26th Floor

New York, New York 10103-0040

Tel: (212) 237-0058

Fax: (917) 849-5358

E-mail: dmeyer@velaw.com

             lkanzer@velaw.com

(B) If to the Holders (or to any of them), at their addresses as they appear in the records of the Company or the records of the transfer agent or registrar, if any, for the Registrable Securities.

If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of New York or the jurisdiction in which the Company’s principal office is located, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any trustee in bankruptcy). In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof); provided, that such subsequent holder of Registrable Securities shall be required to execute a joinder to this Agreement in form and substance reasonably satisfactory to the Company agreeing to be bound by its terms. No assignment or delegation of this Agreement by the Company, or any of the Company’s rights, interests or obligations hereunder, shall be effective against any Holder without the prior written consent of such Holder.

(i) Execution and Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(j) Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or other electronic means, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(k) Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) to the extent such rules or provisions would cause the application of the laws of any jurisdiction other than the State of New York. Each of the parties to this Agreement consents and agrees that any action to enforce this Agreement or any dispute, whether such dispute arises in law or equity, arising out of or relating to this Agreement shall be brought exclusively in the United States District Court for the Southern District of New York or any New York State Court sitting in New York City. The parties hereto consent and agree to submit to the exclusive jurisdiction of such courts. Each of the parties to this Agreement waives and agrees not to assert in any such dispute, to the fullest extent permitted by applicable law, any claim that (i) such party and such party’s property is immune from any legal process issued by such courts or (ii) any litigation or other proceeding commenced in such courts is brought in an inconvenient forum. The parties hereby agree that mailing of process or other papers in connection with any such action or proceeding to an address provided in writing by the recipient of such mailing, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof and hereby waive any objections to service in the manner herein provided.

(l) Waiver of Jury Trial. Each of the parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR

IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 15(l) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

(m) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(n) Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include”, “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation”. The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.

(o) Entire Agreement. This Agreement and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(p) Termination. The obligations of the Company and of any Holder, other than those obligations contained in Section 11 and this Section 15, shall terminate with respect to the Company and such Holder as soon as such Holder no longer beneficially owns any Registrable Securities.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

GOODRICH PETROLEUM CORPORATION

By:	/s/ Michael J. Killelea

Name:	Michael J. Killelea
Title:	Senior Vice President, General Counsel and Corporate Secretary

Signature Page to Registration Rights Agreement (Warrants)

EACH ENTITY LISTED ON SCHEDULE A HERETO
By:	Shenkman Capital Management, Inc., in its capacity as investment manager to each Shenkman Purchaser listed on Schedule A hereto

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Executive Vice President

☒	By checking this box, the Holder signing above hereby requests the inclusion of all of its Registrable Securities in the Initial Shelf Registration Statement.

☐	By checking this box, the Holder signing above hereby requests the inclusion of of its Registrable Securities in the Initial Shelf Registration Statement, constituting less than all of its Registrable Securities.

[Signature Page to Registration Rights Agreement (Warrants)]

FRANKLIN ADVISERS, INC., as investment manager on behalf of certain funds and accounts

By:	/s/ Glenn Voyles
Name: Glenn Voyles
Title: Vice President, Director of Portfolio Management

☒	By checking this box, the Holder signing above hereby requests the inclusion of all of its Registrable Securities in the Initial Shelf Registration Statement.

☐	By checking this box, the Holder signing above hereby requests the inclusion of of its Registrable Securities in the Initial Shelf Registration Statement, constituting less than all of its Registrable Securities.

[Signature Page to Registration Rights Agreement (Warrants)]

O’CONNOR GLOBAL MULTI-STRATEGY ALPHA MASTER LIMITED
By:	UBS O’Connor LLC, its investment adviser

By:	/s/ Andrew Martin
	Name:	Andrew Martin
	Title:	Managing Director

By:	/s/ Joseph Workman
	Name:	Joseph Workman
	Title:	Deputy General Counsel

By:	/s/ Jeff Richmond
	Name:	Jeff Richmond
	Title:	Executive Director

☒	By checking this box, the Holder signing above hereby requests the inclusion of all of its Registrable Securities in the Initial Shelf Registration Statement.

☐	By checking this box, the Holder signing above hereby requests the inclusion of of its Registrable Securities in the Initial Shelf Registration Statement, constituting less than all of its Registrable Securities.

[Signature Page to Registration Rights Agreement (Warrants)]

NINETEEN77 GLOBAL MULTI-STRATEGY ALPHA (LEVERED) MASTER LIMITED
By:	UBS O’Connor LLC, its investment adviser

By:	/s/ Andrew Martin
	Name:	Andrew Martin
	Title:	Managing Director

By:	/s/ Joseph Workman
	Name:	Joseph Workman
	Title:	Deputy General Counsel

By:	/s/ Jeff Richmond
	Name:	Jeff Richmond
	Title:	Executive Director

☒	By checking this box, the Holder signing above hereby requests the inclusion of all of its Registrable Securities in the Initial Shelf Registration Statement.

☐	By checking this box, the Holder signing above hereby requests the inclusion of of its Registrable Securities in the Initial Shelf Registration Statement, constituting less than all of its Registrable Securities.

[Signature Page to Registration Rights Agreement (Warrants)]

J.P. MORGAN SECURITIES LLC, with respect to only its Credit Trading group

By:	/s/ Christopher Cestaro
	Name:	Christopher Cestaro
	Title:	Authorized Signatory

☒	By checking this box, the Holder signing above hereby requests the inclusion of all of its Registrable Securities in the Initial Shelf Registration Statement.

☐	By checking this box, the Holder signing above hereby requests the inclusion of of its Registrable Securities in the Initial Shelf Registration Statement, constituting less than all of its Registrable Securities.

[Signature Page to Registration Rights Agreement (Warrants)]

CVC GLOBAL CREDIT OPPORTUNITIES MASTER FUND, LP
By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Scott Bynum
	Name:	Scott Bynum
	Title:	Managing Director

☒	By checking this box, the Holder signing above hereby requests the inclusion of all of its Registrable Securities in the Initial Shelf Registration Statement.

☐	By checking this box, the Holder signing above hereby requests the inclusion of of its Registrable Securities in the Initial Shelf Registration Statement, constituting less than all of its Registrable Securities.

[Signature Page to Registration Rights Agreement (Warrants)]

SCHEDULE A

The PNC Financial Services Group, Inc. Pension Plan

EDS 1994 Pension Scheme

EDS Retirement Plan

P SCM Energy HY Ltd.

Shenkman Energy Opportunity Master Fund Ltd.

Four Points Multi-Strategy Master Fund Inc.